UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2023 (June 15, 2023)

MONEYLION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39346	85-0849243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 West 21st Street, 9th Floor,

New York, NY 10010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 300-9865

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ML	The New York Stock Exchange
Redeemable warrants: each whole warrant exercisable for 1/30th of one share of Class A common stock, par value $0.0001	ML WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 15, 2023, MoneyLion Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) virtually via live webcast at www.virtualshareholdermeeting.com/ML2023. At the Annual Meeting, two proposals were submitted to the Company’s stockholders, each of which was approved. The proposals are described in more detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 28, 2023 (the “2023 Proxy Statement”). The final voting results are as follows:

Proposal 1. The Company’s stockholders elected the three Class II director nominees named in the 2023 Proxy Statement to serve a three-year term until the 2026 Annual Meeting of Stockholders of the Company and until his or her successor is duly elected and qualified, subject to his or her earlier death, resignation or removal. The voting results are set forth below:

Name	For	Withheld	Broker Non-Votes
Dwight Bush	122,016,777	2,334,259	39,641,987
John Chrystal	121,212,986	3,138,050	39,641,987
Lisa Gersh	116,394,796	7,956,240	39,641,987

Proposal 2. The Company’s stockholders ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
161,713,018	200,712	2,079,293	—

The voting tallies set forth in the results for Proposal 1 and Proposal 2 above do not reflect adjustments for the 1-for-30 reverse stock split of the Company’s Class A common stock, par value $0.0001 per share, effected by the Company at 5:01 p.m. ET on April 24, 2023 (the “Reverse Stock Split”), as the record date for the Annual Meeting was prior to the effectiveness of the Reverse Stock Split.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYLION INC.

	By:	/s/ Richard Correia
		Name:	Richard Correia
		Title:	President, Chief Financial Officer and Treasurer

Date: June 16, 2023

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